ALGER GLOBAL GROWTH FUND

Supplement dated August 14, 2014 to the
Statement of Additional Information dated March 1, 2014
As Supplemented to Date

The following replaces the information underneath the heading "Officers(2):" on pages 25 and 26 of the Statement of Additional Information.

Officers (2): Name, (Age), Position with the Trust and Address (1)	Principal Occupations	Officer Since
Hal Liebes (50) President Interim Chief Compliance Officer	Director, Executive Vice President, Chief Legal Officer, Chief Operating Officer and Secretary of Alger Management since 2006.	2005
Lisa A. Moss (48) Secretary	Assistant General Counsel of Alger Management since 2006, currently serving as Senior Vice President.	2006
Michael D. Martins (48) Treasurer	Senior Vice President of Alger Management since 2005.	2005
Anthony S. Caputo (59) Assistant Treasurer	Employed by Alger Management since 1986, currently serving as Vice President.	2007
Sergio M. Pavone (53) Assistant Treasurer	Employed by Alger Management since 2002, currently serving as Vice President.	2007

1.  The address of each officer is c/o Fred Alger Management, Inc., 360 Park Avenue South, New York, NY 10010.

2.  Each officer's term of office is one year. Each officer serves in the same capacity for the other funds in the Alger Fund Complex.

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